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                                                                  EXHIBIT 10.30

FORM

                               SECURITY AGREEMENT

          SECURITY AGREEMENT, dated as of October __, 2002 (as amended, supplemented or otherwise modified from time to time, this "SECURITY AGREEMENT"), among FLAG ASIA LIMITED, a corporation organized under the laws of Bermuda (the "DEBTOR/PAYOR"), FLAG TELECOM ASIA LIMITED, a corporation organized under the laws of Hong Kong ("FLAG TELECOM ASIA"), FLAG TELECOM TAIWAN LIMITED, a corporation organized under the laws of the Republic of China ("FLAG TELECOM TAIWAN") and FLAG TELECOM JAPAN LIMITED, a corporation organized under the laws of Japan ("FLAG TELECOM JAPAN") (Flag Telecom Asia, FLAG Telecom Taiwan, and Flag Telecom Japan, collectively the "RELATED OPERATING COMPANIES"), AND EACH ADDITIONAL PARTY THAT BECOMES A GRANTOR HERETO PURSUANT TO SECTION 25 HEREOF (the Debtor/Payor, the Related Operating Companies and each Additional Grantor, together with their respective successors and assigns, collectively "GRANTORS" and individually as a "GRANTOR"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation (the "COLLATERAL AGENT"), on behalf of and as collateral agent for itself and xxx ("xxxx" and, together with the Collateral Agent and any co-collateral agent appointed pursuant to SECTION 27 hereof, the "SECURED PARTIES").

                               W I T N E S S T H:

          WHEREAS, pursuant to that certain Senior Secured Note, dated as of the date hereof, issued by the Debtor/Payor in favor of xxxx and its successors and permitted assigns (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, collectively, the "SENIOR NOTE"), the Debtor/Payor has agreed, for good and valuable consideration (the receipt of which is hereby acknowledged by Debtor/Payor), to unconditionally pay the amounts specified therein; and

          WHEREAS, in order to induce the Secured Parties to accept the Senior Note and other Loan Documents (as hereinafter defined), the Grantors have agreed to grant a continuing first priority perfected Security Interest (as hereinafter defined) on the Collateral (as hereinafter defined) to secure all of the Secured Obligations (as hereinafter defined);

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereof) have the meanings given to them in the Senior Note. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code (as hereinafter defined) to the extent the same are used or defined therein.

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          (a)     "ACCESS RIGHTS" means all ownership, easement, wayleave and/or other property rights, from both private and governmental entities, both on land and below the surface of the water (including, without limitation, agreements to use bore pipes, conduits and ducts, and to install manholes) necessary (x) to access, use and occupy Cable Buildings (including, without limitation, to land and install the submarine cables and related equipment and to bring such cables from the ocean to the Cable Stations) and (y) to establish, maintain and operate interconnections and backhaul connections.

          (b)     [Intentionally Omitted.]

          (c) "AFFILIATE" of any particular Person means any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such particular Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power (i) to vote 10% or more of the securities having ordinary voting power for the election of directors (or equivalent managers) of such corporation or (ii) to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise; PROVIDED, HOWEVER, that notwithstanding any ownership of any securities of any Grantor, neither Secured Party nor any of its Affiliates shall be deemed to be Affiliates of any Grantor.

          (d) "CABLE BUILDING" means (i) each building in Hong Kong, Japan, Korea and Taiwan in which a Cable Station is located; (ii) all associated Access Rights; (iii) building infrastructure equipment necessary for the provision of power, air conditioning, fire suppressant, security and access control, and other related facilities as more fully set forth in, and contemplated by, EXHIBIT J of the Submarine Cable System Development Agreement; and (iv) the land under and around each building as described in (i) above.

          (e) "CABLE STATION" means that portion of Grantors' right, title and interest in and to the Net Technical Space in each Cable Building which supports the FNAL System, together with the land, building, infrastructure equipment such as air conditioning, pipes and electrical cables, ducts, bores and manholes necessary to support and access such Net Technical Space.

          (f) "CODE" means the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in the State of New York; PROVIDED, that to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; PROVIDED, FURTHER, that in the event that, by reason of mandatory provisions of law, any or all of the attachment,

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perfection or priority of, or remedies with respect to, Collateral Agent's or any of its successors or assigns' Security Interests in any Collateral is governed by the Uniform Commercial Code (or other similar law) as enacted and in effect from time to time in a jurisdiction other than the State of New York, the term "CODE" shall mean the Uniform Commercial Code (or other similar law) as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

          (g)     [Intentionally Omitted.]

          (h)     [Intentionally Omitted.]

          (i) "FNAL FIBER PAIR" means one of the lit Debtor/Payor fiber pairs which forms a continuous loop across the NACS and FWACS Systems connecting the Cable Stations in Tong Fuk, Hong Kong, Wada, Japan, Pusan, Korea and Toucheng, Taiwan, in accordance with the technical design specification of the FNAL System (collectively, the "FIBER PAIR"), equipped with 4 + 1 wavelengths of initial capacity and, including without limitation: (i) all associated in-line optical components (e.g., amplifiers and filters) relevant to the Fiber Pair;
(ii) the SLTE at each Cable Station relating to the Fiber Pair, including, without limitation, all components of the associated tributary equipment, including, without limitation, 2 racks containing 4 tributary subracks, 4 racks containing the common parts of the SLTEs, 1 rack containing the protection tributary subrack and switching system, and all boards implemented in the racks, and all engineering order wire relating solely to the Fiber Pair and corresponding to any of the 2 Mbit/s channel inserted in the 10 Gbit/s signal for operation and maintenance purposes.

          (j) "FNAL O&M PLAN" means the manual which details the responsibilities, methods and procedures to be employed for the operation and maintenance of the FNAL System and which is included as Exhibit Q to the Submarine Cable System Development Agreement.

          (k) "FNAL SYSTEM" means the multi-terabit intra-Asia submarine cable system integrating the FWACS System and the NACS Systems including without limitation, and as more fully set forth in the FWACS Contract, the NACS Contract and the Submarine Cable System Development Agreement, the following elements:
(i) the NACS System, (ii) the FWACS System, (iii) any equipment, software, systems or infrastructure necessary for the integration of the NACS System and the FWACS System, as described more fully in, and contemplated by, Exhibit A of the Submarine Cable System Development Agreement, (iv) any Network Operations Center assets provided by the NACS Contract or the FWACS Contract, and (v) all upgrades or contract variances made pursuant to the FWACS Contract or NACS Contract at any time and from time to time.

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          (l)     "FWACS CONTRACT" means that certain Amended and Restated
Contract, dated as of October __, 2002, between FLAG Asia Limited, xxxx, Reach Cable Networks Limited and Reach Networks KK, for the FLAG West Asia Cable System.

          (m) "FWACS SYSTEM" means the fiber optic cable system as contemplated by the FWACS Contract, including without limitation, and as more fully set forth in the FWACS Contract, (i) an undersea fiber optic cable system from Wada, Japan to Pusan, Korea interlinked with an undersea fiber optic cable system from Pusan, Korea to Tong Fuk (Hong Kong), China (ii) Cable Stations in Hong Kong, Korea and Japan, and (iii) all related facilities in Hong Kong, Korea and Japan, necessary for the landing of the submarine cable into the Cable Stations, including, without limitation, (x) all directional bores, ducts and other bore holes that connect the submarine cable to the relevant Cable Station and (y) all beach manholes.

          (n) "GOVERNMENTAL AUTHORITY" means any supranational, national, federal, state, regional or local government or governmental authority charged with the administration, interpretation or enforcement of any applicable law.

          (o) "INTELLECTUAL PROPERTY" means any and all patents, copyrights and trademarks (including any and all licenses for each of the foregoing) required for the operation of the FNAL Fiber Pair.

          (p)     [Intentionally Omitted.]

          (q) "NACS CONTRACT" means that certain Amended and Restated Construction Contract, dated as of October __, 2002, between FLAG Asia Limited, xxxx, Fujitsu Limited, Reach Cable Networks Limited and Reach Networks KK for the North Asia Cable System.

          (r) "NACS SYSTEM" means the optical fiber cable system as contemplated by the NACS Contract, including, without limitation, and as more fully set forth in the NACS Contract, (i) an undersea fiber optic cable segment from Wada, Japan to Tong Fuk (Hong Kong), China, with a submersible branching unit to the east of Taiwan, (ii) a second in-line branching unit to the east of Taiwan, within one repeater span of the first branching unit, (iii) an installed capacity of 2 x 40 Gbps plus 1 x 80 Gbps, (iv) a dual submarine connection from the two branching units into a Cable Station in North Taiwan, (v) Cable Stations in Hong Kong, Taiwan and Japan and (vi) all related facilities in Hong Kong, Taiwan and Japan necessary for the landing of the submarine cable into the Cable Stations, including, without limitation, (x) all directional bores, ducts and other bore holes which connect the submarine cable to the relevant Cable Station and (y) all beach manholes.

          (s) "NET TECHNICAL SPACE" means the amount of space in each Cable Building allocated to the FNAL System and which is suited for the location and operation of fully supported telecommunications equipment, exclusive of any infrastructure

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equipment necessary to support such telecommunications equipment and the space required to house any such infrastructure equipment.

          (t) "NETWORK OPERATIONS CENTER" means all operation and maintenance center equipment located in, or linked externally to a submarine terminal station, including, without limitation, (i) all element management applications and (ii) all Software monitoring or supervising the FNAL System.

          (u)     [Intentionally Omitted.]

          (v)     [Intentionally Omitted.]

          (w) "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof and any other entity.

          (x) "PROCEEDS" means "proceeds," as such term is defined in the Code, including (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority), (iii) subject to the provisions of the Code relating to commercial tort claims, any recoveries by any Grantor against third parties with respect to any litigation or dispute concerning any of the Collateral including claims arising out of the loss or nonconformity of, interference with the use of, defects in, or infringement of rights in, or damage to, the Collateral, and
(iv) any and all other amounts, rights to payment or other property acquired upon the sale, lease, license, exchange or other disposition of the Collateral and all rights arising out of the Collateral.

          (y)     "PROCESS AGENT" means CT Corporation Systems.

          (z) "SECURED OBLIGATIONS" means all of the Debtor/Payor's obligations under the Senior Note and this Security Agreement.

          (aa) "SECURITY INTERESTS" means the Liens in and the charges (fixed or floating, as the case may be) over the Collateral granted hereunder securing the Secured Obligations.

          (bb) "SETTLEMENT AGREEMENT" means that certain Settlement Agreement, dated as of October __, 2002, and effective as of May 16, 2002, by and among (i) all of the Debtors, including without limitation FLAG Telecom Holdings Limited and FLAG Asia Limited, (ii) Reach, Ltd., Reach Cable Networks Limited and Reach Networks KK, and (iii) xxxx.

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          (cc)    "SHARED PROPERTY" means the undivided ownership interest of
Debtor/Payor and/or Grantors in the assets set forth in Schedule 2.2 of the Submarine Cable System Development Agreement, as in effect on the date hereof.

          (dd) "SLTE" means submarine line terminating equipment as contemplated by and described more fully in Volume 2, Technical Book 1,
Section 4.6 of the Supply Contract for the Flag North Asian Loop Cable System, including, without limitation, each SLTE associated with the FNAL Fiber Pair with factory inventory identifiers: SLT HKG S2F2, SLT PUS S2F2, SLT PUS S1F2 and SLT WDA S1F2.

          (ee) "SOFTWARE" means all "software" as such term is defined in the Code, now owned or hereafter acquired by any Grantor, and necessary and exclusively used for the delivery, installation, construction, commissioning, operation or maintenance of the FNAL Fiber Pair and which is not owned or licensed from xxxx.

          (ff) "SUBMARINE CABLE SYSTEM DEVELOPMENT AGREEMENT" means the agreement dated as of December 29, 2000, as amended and restated as of May 16, 2002, by and among the Debtor/Payor, Reach Cable Networks Limited and Reach Networks KK, as amended from time to time.

          (gg)    [Intentionally Omitted.]

          (hh) "TERMINATION DATE" means the date on which all Secured Obligations are indefeasibly paid in full, in cash to the Secured Parties (or any other Holder(s) of the Senior Note as the case may be).

          (ii)    [Intentionally Omitted.]

          (jj)    [Intentionally Omitted.]

          (kk) "UNIFORM COMMERCIAL CODE JURISDICTION" means any jurisdiction that had adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

          2.      GRANT OF LIEN.

          (a) To secure the prompt and complete payment, performance and observance of all of the Secured Obligations, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Collateral Agent, for the benefit of the Secured Parties, a first priority continuing Security Interest upon all of its right, title and interest in the following (all of which being hereinafter collectively referred to as the "COLLATERAL"):

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                  (i)     the FNAL Fiber Pair, regardless of where located;

                  (ii)    a one third (1/3) interest in the Shared Property;

                  (iii)   the Access Rights;

                  (iv)    the Software;

                  (v)     a one third (1/3) undivided interest in the Cable
     Stations;

                  (vi) to the extent not otherwise included and for the purpose of enabling the Secured Parties to realize upon the commercial exploitation of the FNAL Fiber Pair and/or exercise their rights and remedies under SECTION 7 hereof (including, without limiting the terms of SECTION 7 hereof, in order to take possession of, operate, hold, preserve, process, prepare for sale, market for sale, sell or otherwise dispose of the Collateral as permitted herein or pursuant to applicable law,) at such time as Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants its Collateral Agent, for the benefit of the Secured Parties, a Security Interest in all other property or assets owned or leased by such Grantor necessary to effectuate the foregoing; and

                  (vii) to the extent not otherwise included, all Proceeds, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

          (b) The foregoing grant of a Security Interest shall not include any service operator licenses or licenses granted by any governmental agency.

          (c) The Security Interests are granted as security only and such grant shall not subject the Secured Parties, or any of the Secured Parties' successors or assigns to, or transfer or in any way affect or modify, any obligation of any of the Grantors, with respect to any of the Collateral or any transaction connected therewith.

          (d) To secure the prompt and complete payment, performance and observance of the Secured Obligations and in order to induce the Secured Parties as aforesaid, each Grantor hereby grants to Collateral Agent a right of setoff against the property of such Grantor held by Collateral Agent consisting of property described above in SECTION 2(a) now or hereafter in the possession or custody of or in transit to Collateral Agent, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

          (e) For the purpose of enabling Collateral Agent to exercise rights and remedies under SECTION 7 hereof (including, without limiting the terms of SECTION 7

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hereof, in order to take possession of, operate, hold, preserve, process, prepare for sale, market for sale, sell or otherwise dispose of the Collateral) at such time as Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Collateral Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; PROVIDED that such license shall allow the Collateral Agent to use the Intellectual Property solely for purposes directly related to the maintenance, exploitation, and sale of the Collateral and for no other purpose.

          3. COLLATERAL AGENT'S RIGHTS; LIMITATIONS ON COLLATERAL AGENT'S OBLIGATIONS.

          (a) Collateral Agent shall not have any obligation or liability with respect to any Collateral by reason of or arising out of this Security Agreement or the granting herein of the Security Interests. Collateral Agent shall not be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or with respect to any Collateral, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party with respect to any Collateral.

          (b) The Secured Parties shall during normal business hours and, so long as no Event of Default has occurred, upon prior notice of five (5) Business Days have full access to the Cable Buildings and/or Cable Stations for the inspection of the Collateral, subject to the safety, security and access control procedures established in the FNAL O&M Plan and, at the option of any Grantor or Reach shall be accompanied by a representative of any Grantor or Reach.

          4. REPRESENTATIONS AND WARRANTIES. Subject to the limitations imposed by the Existing Cases and certain insolvency proceedings in Bermuda and the resultant fact that their activities are subject to approval of the United States Bankruptcy Court and the Supreme Court of Bermuda and the supervision and oversight of the applicable joint provisional liquidators; PROVIDED, HOWEVER, that the foregoing limitations shall cease to be applicable on and after the earlier to occur of (i) the Plan Effective Date and (ii) October 31, 2002, each Grantor, severally and not jointly, represents and warrants that:

          (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Security Interest hereunder free and clear of any and all Liens other than Permitted Liens.

          (b) No effective security agreement, financing statement, equivalent security or Security Interest instrument or continuation statement covering all or any part

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of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Collateral Agent pursuant to this Security Agreement or the other Loan Documents and (ii) in connection with any Permitted Lien.

          (c) This Security Agreement is effective to create a valid and continuing Security Interest on and, upon the filing of the appropriate financing statements listed on SCHEDULE I hereto, a perfected Security Interest in favor of Collateral Agent on the Collateral with respect to which a Security Interest may be perfected by filing pursuant to the Code. Such Security Interest is prior to all other Liens, except Permitted Liens or as otherwise expressly provided by applicable law, if any, that would be prior to Security Interests in favor of Collateral Agent, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of inventory or telecommunications or network services in the ordinary course of business). Subject to the penultimate sentence of Section 5 of the Secured Note, all action by any Grantor necessary or reasonably desirable to protect and perfect such Security Interest on each item of the Collateral in accordance with the terms hereof will be taken no later than December 31, 2002.

          (d) Each Grantor's name as it appears in official filings in the state or country (if not organized under the laws of any state of the United States) of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state or country of incorporation or organization or a statement that no such number has been issued, each Grantor's state of organization or incorporation, the location of each Grantor's principal place of business, all premises or locations where the Collateral is stored or located, and the locations of its books and records concerning the Collateral are set forth on
SCHEDULE II hereto. Each Grantor has only one state or country of incorporation or organization.

          (e)     The FNAL Fiber Pair is a lit fiber pair.

          (f) As of the date hereof, excluding Flag Telecom Asia and Flag Telecom Japan, no Affiliate or Subsidiary of Debtor/Payor has any ownership rights or interests in the Collateral.

          (g) As of the date hereof, there is no Intellectual Property owned by the Grantors which is material to the operation of the FNAL Fiber Pair.

          5. COVENANTS. Each Grantor, severally and not jointly, covenants and agrees that, for the benefit of Collateral Agent and Secured Parties, from and after the date of this Security Agreement and until the Termination Date:

          (a)     FURTHER ASSURANCES.

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                  (i)     At any time and from time to time, upon the written
     request of Collateral Agent, and at the sole expense of the Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Collateral Agent may reasonably deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate to enforce the Security Interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Security Interests granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code Jurisdictions.

                  (ii) Each Grantor hereby irrevocably authorizes Collateral Agent or Secured Parties at any time and from time to time to file in any filing office in any Uniform Commercial Code Jurisdiction any initial financing statements and amendments thereto that (A) indicate the Collateral and (B) contain any other information required by part 5 of
     Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (1) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (2) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to Collateral Agent promptly upon reasonable request. To the extent they relate to the Collateral, each Grantor also ratifies its authorization for Collateral Agent to have filed in any Uniform Commercial Code Jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

                  (iii) Each Grantor shall promptly, and in any event within ten (10) Business Days after the same is acquired by it, notify Collateral Agent of any commercial tort claim (as defined in the Code) with respect to the FNAL Fiber Pair acquired by it and unless otherwise consented by Collateral Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to Collateral Agent a Security Interest on such commercial tort claim.

          (b) MAINTENANCE OF RECORDS. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, consistent with industry standards and practices. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Security Interests granted hereby.

          (c) INDEMNIFICATION. In any suit, proceeding or action brought by Collateral Agent relating to the Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and

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keep Collateral Agent harmless from and against all reasonable expense
(including reasonable attorneys' fees and expenses, including those incurred in enforcing this indemnification), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Collateral Agent, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Collateral Agent, any agent or Affiliate of the Collateral Agent, any Secured Party, or any agent or Affiliate of any Secured Party, as finally determined by a court of competent jurisdiction. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Collateral Agent.

          (d) COMPLIANCE WITH OBLIGATIONS RELATING TO COLLATERAL. In all material respects, each Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

          (e) LIMITATION ON LIENS ON COLLATERAL. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Liens, and will defend the right, title and interest of Collateral Agent in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

          (f) LIMITATIONS ON DISPOSITION. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral or any interest therein, or attempt or contract to do so, except (i) in connection with furnishing networking or telecommunications services in Grantors' ordinary course of business; PROVIDED that the parties hereto understand and acknowledge that Grantors' ordinary course of business involves, without limitation, the granting of leases of capacity and the granting of long-term rights of use to capacity, (ii) to another Grantor or (iii) to Affiliates of the Grantor; PROVIDED that any such Affiliate shall become an Additional Grantor hereunder with respect to such Collateral; and PROVIDED, FURTHER, that any such Affiliate that is organized under the laws of Korea shall not become an Additional Grantor without the prior written consent of the Secured Parties. Notwithstanding anything herein to the contrary, no Grantor shall grant, assign, convey, mortgage, pledge, hypothecate or otherwise transfer for the benefit of any creditor any of its rights, title or interest in any governmental licenses, easements, wayleaves or other rights of way necessary for the operation of the Collateral by the Secured Parties.

          (g) FURTHER IDENTIFICATION OF COLLATERAL. Grantors will, if so requested by Collateral Agent, furnish to Collateral Agent, as Collateral Agent may reasonably request, statements and schedules further identifying and describing the Collateral and

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such other reports in connection with the Collateral as Collateral Agent may reasonably request, all in such reasonable detail as Collateral Agent may reasonably specify.

          (h) NOTICES OF CLAIMS. Grantors will advise Collateral Agent promptly upon receiving notice thereof, in reasonable detail, (i) of any Lien (other than Permitted Liens) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Security Interest created hereunder or under any other Loan Document.

          (i) GOOD STANDING CERTIFICATES. If any Grantor or Additional Grantor is a Person organized under the laws of the United States (or any state thereof), not less frequently than once during each calendar quarter, unless Collateral Agent shall otherwise consent, provide to Collateral Agent a certificate of good standing from its state or country of incorporation or organization.

          (j) NO REINCORPORATION. Without limiting the prohibitions on mergers involving the Grantors contained in the Senior Note, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Collateral Agent which shall not be unreasonably withheld or delayed.

          (k) TERMINATIONS; AMENDMENTS NOT AUTHORIZED. Each Grantor acknowledges that, for so long as this Security Agreement remains in effect, it is not authorized to file any financing statement in connection with the Collateral or amendment or termination statement with respect thereto without the prior written consent of Collateral Agent and agrees that it will not do so without the prior written consent of Collateral Agent, subject to such Grantor's rights under Section 9-509(d) of the Code.

          (l) INSURANCE. All insurance required to be maintained by the Grantors pursuant to Section 6(a) of the Senior Note shall at all times name Collateral Agent as an "additional insured" and/or "additional loss payee," as the case may be with respect to the Collateral and the Grantors shall deliver to the Collateral Agent confirmation thereof on each anniversary of the effective date of the applicable insurance policy; PROVIDED, HOWEVER, upon the occurrence of an Event of Default, Grantors shall deliver such confirmation at such intervals as may be requested by the Collateral Agent.

          (m) LIMITATION ON DESIGNATION OF FIBER PAIR. No Grantor shall designate, or otherwise make reference to, the FNAL Fiber Pair in any indefeasible right of use agreement or capacity right of use agreement.

          6.      COLLATERAL AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

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          Each Grantor shall execute and deliver to Collateral Agent a power of attorney (the "POWER OF ATTORNEY") substantially in the form attached hereto as EXHIBIT A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Collateral Agent, for the benefit of Secured Parties, under the Power of Attorney are solely to protect Secured Parties' interests in the Collateral and shall not impose any duty upon Collateral Agent to exercise any such powers. Collateral Agent agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Collateral Agent shall account for any moneys received by Collateral Agent in respect of any foreclosure on or disposition of the Collateral pursuant to the Power of Attorney provided that Collateral Agent shall not have any duty as to any Collateral, and Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. COLLATERAL AGENT, ITS RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL NOT BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

          7.      REMEDIES: RIGHTS UPON DEFAULT.

          (a) In addition to all other rights and remedies authorized or granted to it under this Security Agreement, the Senior Note, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations, if any Event of Default shall have occurred and is continuing, Collateral Agent may exercise all rights and remedies of a secured party under the Code (whether or not in effect in the jurisdiction where such rights are exercised). Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Collateral Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale and all applicable notices if any required by the Senior Note or applicable law) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law) and subject to applicable law may forthwith enter upon the premises of such Grantor where any Collateral is located, including, without limitation, any Cable Building or Cable Station, through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on Collateral Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk; PROVIDED, HOWEVER, that any such actions must be made in accordance with and subject to applicable law. Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by applicable law, upon any such private sale or sales, to purchase for the benefit of Collateral Agent, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Collateral Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Collateral Agent deems necessary or advisable and subject to applicable law.

          If any Event of Default shall have occurred and is continuing, and until Collateral Agent is able to effect a sale, lease, or other disposition of the Collateral, Collateral Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by Collateral Agent. Collateral Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of Collateral Agent. Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Collateral Agent's remedies (for the benefit of Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations as provided in the Senior Note and this Security Agreement, and only after so paying over such net proceeds, and after the payment by Collateral Agent of any other amount required by any provision of law, need Collateral Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Collateral Agent arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Collateral Agent as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Collateral Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any reasonable attorneys' fees and other expenses incurred by Collateral Agent to collect such deficiency.

          (b)     Intentionally Omitted.

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          (c)     At any time after an Event of Default has occurred and is
continuing, without prior notice to any Grantor, Collateral Agent shall have full Access Rights to any and all Cable Stations, without restriction (other than the safety, security and access control procedures established in the FNAL O&M Plan), and as may be necessary to enable the Collateral Agent to exercise all incidents of ownership over the Collateral, including, without limitation,
(i) repairing, changing or adding equipment as Collateral Agent may deem proper, in its sole discretion, (ii) arranging for or changing connections to points-of-presence or backhaul suppliers, as Collateral Agent may deem proper, in its sole discretion, and (iii) selling or reselling (as the case may be) any and all capacity on the FNAL Fiber Pair for the sole benefit of Collateral Agent.

          (d) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          (e) To the extent that applicable law imposes duties on Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Collateral Agent (i) to fail to incur expenses reasonably deemed significant by Collateral Agent to prepare the Collateral for disposition, (ii) to fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (iii) to remove Security Interests on or any adverse claims against the Collateral, (iv) to exercise collection remedies against Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of the Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Collateral Agent against risks of loss, collection or disposition of the Collateral or to provide to Collateral Agent a guaranteed return from the collection or disposition of the Collateral, or (xii) to the extent deemed appropriate by Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this SECTION 7(e) is to provide non-exhaustive indications of what actions or omissions by Collateral Agent would not be commercially unreasonable in Collateral Agent's exercise of remedies against the Collateral and that other actions or omissions by Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this SECTION 7(e). Without limitation upon the foregoing, nothing contained in this SECTION 7(e) shall be construed to grant any rights to any Grantor or to impose any duties on Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this SECTION 7(e).

          (f) Collateral Agent shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Collateral Agent shall not be required to marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Collateral Agent, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

          (g) Notwithstanding anything in this Security Agreement to the contrary, all of the rights and remedies of the Secured Parties (including any successor collateral agent or future holder of any part of the Secured Obligations) set forth in this Security Agreement are expressly subject to the provisions of Section 6.4 of the Settlement Agreement and any written agreement executed in connection therewith by a Secured Party (including a successor collateral agent or any future holder of any part of the Secured Obligations).

          8. LIMITATION ON COLLATERAL AGENT'S DUTY IN RESPECT OF COLLATERAL. Collateral Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Other than as set forth in
SECTION 7 or SECTION 8 hereof, Collateral Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Collateral Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, other than as provided under applicable law.

          9. REINSTATEMENT. This Security Agreement shall remain in full force and effect during the pendency of the Existing Cases and continue to be effective should any petition be filed at any time after the Effective Date, by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          10. NOTICES. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be in writing and shall be given or made (i) by delivery in person, (ii) by a reputable international overnight courier service or (iii) by telecopy to the respective parties at the following addresses:

          (a)     if to any Grantor:

                  FLAG Asia Limited
                  Cedar House, 41 Cedar Avenue
                  Hamilton HM12, Bermuda
                  Facsimile: (441) 296-0938
                  Attention: General Counsel

                  With a copy to:

                  FLAG Telecom Limited
                  9 South Street
                  London W1K 2XA, United Kingdom
                  Facsimile: +44 207 317 0898
                  Attention: General Counsel

          (b)     if to Collateral Agent:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890
                  Facsimile: 302-636-4143
                  Attention: Sandra R. Ortiz
                             Financial Services Officer

          (c)     if to xxxx:

                  xxxxx
or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. With respect to the Grantors and xxxx, every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been validly served, given or delivered (x) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or mail as otherwise provided in this
SECTION 10), (y) two (2) Business Days after deposit with a reputable international overnight carrier with all charges prepaid, or (z) when delivered, if hand delivered. With respect to the Collateral Agent, every notice, demand, request, consent, approval, declaration or other communication hereunder shall be effective only upon actual receipt by the Collateral Agent.

          11. SEVERABILITY; COMPLETE AGREEMENT. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Senior Note and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Secured Parties and the Grantors with respect to the matters referred to herein and therein.

          12. NO WAIVER; CUMULATIVE REMEDIES. Collateral Agent shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Collateral Agent and then only to the extent therein set forth. A waiver by Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Collateral Agent would otherwise have had on any future occasion. Neither failure to exercise nor any delay in exercising on the part of Collateral Agent, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Collateral Agent and Grantors.

          13. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          14. TERMINATION OF THIS SECURITY AGREEMENT. On the Termination Date, subject to SECTION 9 hereof, all Security Interests in the Collateral granted hereunder shall terminate, this Security Agreement and the Power of Attorney shall terminate, and all rights to the Collateral shall revert to the Grantors. Upon any such termination of the Security Interests, Collateral Agent will, within thirty (30) days of its receipt of a request from Grantors and at the sole expense of the Grantors, assign, transfer, and deliver to Grantors any Collateral in its possession or in the possession of any agent or bailee of Collateral Agent, co-collateral agent or bailee and execute and deliver to Grantors such documents (including without limitation, termination statements provided for under the Code) as Grantors shall reasonably request to evidence the termination of the Security Interest. The obligations of Collateral Agent contained in this SECTION 14 shall survive the termination of this Security Agreement and remain in effect until Collateral Agent has complied in all material respects with all of such obligations.

          15. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights and remedies of Collateral Agent hereunder, inure to the benefit of Collateral Agent, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Security Interest granted to Collateral Agent hereunder. This Security Agreement and the obligations of the Secured Parties referenced or set forth herein shall be binding upon the successors and assigns of the Secured Parties (including any successor collateral agent and any future holder of any part of the Secured Obligations). Notwithstanding anything herein to the contrary, it shall be a condition to any assignment, transfer or other disposition of all or any part of the Collateral Agent's or the Secured Parties' rights under this Security Agreement, the security interest created hereunder or any part of the Secured Obligations secured hereby that, and no such assignment, transfer or other disposition shall be valid or effective unless, such assignee or transferee shall have first executed and delivered to Reach a letter agreement accepting and agreeing to the quiet enjoyment, assumption, right of first refusal and other rights and provisions set forth in Section 6.4 of the Settlement Agreement. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

          16. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          17. GOVERNING LAW. THIS SECURITY AGREEMENT AND ALL DISPUTES WITH RESPECT HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

          18. VENUE. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK (INCLUDING, WITHOUT LIMITATION, THE UNITED STATES BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK), SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS AND COLLATERAL AGENT PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT COLLATERAL AGENT AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE COLLATERAL AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER COMPETENT JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF COLLATERAL AGENT.

          19. SUBMISSION TO JURISDICTION; SERVICE. EACH GRANTOR AND EACH SECURED PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO NON-EXCLUSIVE JURISDICTION IN THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND EACH GRANTOR AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS IN SUCH COURT AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURTS. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE IN ACCORDANCE WITH SECTION 20 HEREOF.

          20.     SERVICE OF PROCESS.

          (a) Each Grantor hereby irrevocably designates, appoints and empowers the Process Agent, as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Grantor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision satisfactory to the Collateral Agent. Each Grantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, proper postage prepaid, to each Grantor at the address set forth in SECTION 10 hereof, and that service so made shall be deemed completed upon the earlier of actual receipt thereof or seven (7) days after deposit in the U.S. mails, first class, proper postage prepaid. Nothing herein shall affect the right of the Collateral Agent or the Secured Parties to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Grantors in any other jurisdiction.

          (b) Each Grantor agrees, to the extent permitted by applicable law, that in any legal action or proceeding arising out of or in connection with this Security Agreement or any other Loan Document (the "PROCEEDINGS") anywhere (whether for an injunction, specific performance, damages or otherwise), no immunity (to the extent that it may at any time exist) from those Proceedings, from attachment (whether in aid of execution, before judgment or otherwise), or from judgment shall be claimed by it or on its behalf or with respect to the Collateral. Each Grantor agrees, to the extent permitted by applicable law, that it is and the Collateral is, and shall be, subject to such Proceedings, attachment or execution in respect of the Secured Obligations under this Security Agreement and each other Loan Document to which it is party.

          21. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          22. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

          23. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of SECTIONS 17, 18, 19 AND 20 with its counsel.

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          24.     BENEFIT OF SUCCESSORS. All Security Interests granted or
contemplated hereby shall be for the benefit of Collateral Agent and Collateral Agent's permitted successors and assigns, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Senior Note.

          25. ADDITIONAL GRANTORS. The initial Grantors hereunder shall include Debtor/Payor and the Related Operating Companies. From time to time subsequent to the date hereof, additional direct Related Operating Companies may become parties hereto, as additional Grantors (each, an "ADDITIONAL GRANTOR"), by executing a counterpart of this Security Agreement substantially in the form of EXHIBIT B attached hereto. Upon delivery of any such counterpart to Collateral Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto; PROVIDED, HOWEVER, that any representation, warranty or covenant generally applicable to Grantors shall only become applicable to an Additional Grantor on and as of the date such Additional Grantor executes a counterpart of this Security Agreement. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of Collateral Agent not to cause any Related Operating Companies of Debtor/Payor to become an Additional Grantor hereunder. This Security Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

          26.     COLLATERAL AGENT.

          (a) Each Grantor hereby agrees to pay all fees and expenses of the Collateral Agent, as when due, and as set forth on Schedule 1 of the Senior Note, in connection with the performance of its duties under the Intercreditor Agreement or this Security Agreement. Each Grantor agrees to indemnify the Collateral Agent and its directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on their part arising out of or in connection with the acceptance or administration of the Collateral, including the reasonable costs and expenses of defending themselves against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of their powers or duties hereunder, or in connection with enforcing the provisions of this SECTION 26, except to the extent that any such loss, liability or expense was due to the Collateral Agent's gross negligence or willful misconduct. If and only to the extent that the Grantors shall fail to indemnify the Collateral Agent as provided herein within thirty (30) days of the Collateral Agent's request for such indemnification, then xxxx shall indemnify the Collateral Agent in accordance with this SECTION 26(a) as if xxx were the primary obligor under this
SECTION 26(a).

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          (b)     The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties made, herein or in any of the other Loan Document (except those specifically applicable to the Collateral Agent). The Collateral Agent makes no representations or warranties of any kind or nature with respect to any Grantor, this Security Agreement, the other Loan Documents or the Secured Obligations (except those specifically applicable to the Collateral Agent). Notwithstanding the right to do so, the Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of Liens upon the Collateral or otherwise as to the maintenance of the Collateral or for the recording, filing or depositing of any document or any financing statement, or continuation statement containing a security interest in the Collateral or to see the maintenance of such recording, filing or depositing or to any re-recording, re-filing or re-depositing of any thereof.

          (c) xxxx hereby appoints the Collateral Agent as collateral agent pursuant to the terms hereof, and the Collateral Agent hereby accepts such appointment. Except as expressly set forth in this Security Agreement, the Collateral Agent has not otherwise made to xxxx, nor does the Collateral Agent hereby make to xxxx, any representations or warranties, express or implied, nor does the Collateral Agent assume any liability to with respect to: (i) the enforceability, validity, value or collectibility of any of the Secured Obligations or guarantee which may have been delivered to xxx in connection therewith, (ii) the Collateral or the enforceability, validity, value or collectibility of any Security Interest granted therein to xxx, (iii) any insurance in respect of the Collateral or (iv) the Debtor/Payor's or any Subsidiary of the Debtor/Payor's title to or right to grant a Security Interest on the Collateral.

          (d) Except as set forth in this Security Agreement, the Collateral Agent shall not be required to take any other action under the Loan Documents or to execute any additional agreement, including, without limitation, any action to perfect, protect or preserve any Security Interest granted in this Security Agreement or to administer any Collateral, unless instructed in writing to do so by xxxx or any of xxx's successors or assigns. If Collateral Agent shall request instructions from xxxx or any of xxxx's successors or assigns with respect to any act or action (including failure to act) in connection with this Security Agreement or any other Loan Document, then Collateral Agent shall be entitled to refrain from such act or taking such action unless and until Collateral Agent shall have received instructions in writing from xxxx or any of xxxx's successors or assigns and Collateral Agent shall not incur liability to any Person by reason of so refraining.

          (e) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the any Grantor of any of the covenants or agreements contained in any of the Loan Documents.

          (f) Notwithstanding any other provision of this Security Agreement or the Loan Documents, the Collateral Agent shall not be liable for any action taken or omitted to be taken by it in accordance with this Security Agreement or the Loan Documents, including, without limitation, as a result of any foreclosure on any Collateral, whether by public or private sale or otherwise, except for its own gross negligence or willful misconduct. In no event shall the Collateral Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever, even if the Collateral Agent has been advised of the likelihood of such loss or damage.

          (g) The Collateral Agent may resign at any time by giving written notice thereof to the Debtor/Payor and xxxx. If xxxx shall not have appointed a successor Collateral Agent within sixty (60) days after the giving of such notice of resignation, the resigning Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. The Collateral Agent may be removed at any time by xxxx (or its permitted successors and assigns) by notice delivered to the Collateral Agent and Debtor/Payor. Any successor Collateral Agent shall be a bank, trust company, financial services company or other Person with experience in performing the tasks required to be performed hereunder by the Collateral Agent.

          27.     CO-COLLATERAL AGENT.

          (a) At any time or times, for the purpose of meeting any legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Collateral Agent shall have the power to appoint any Person or Persons either to act as co-collateral agent, or co-collateral agents, jointly with the Collateral Agent of all or any part of the Collateral or to act as separate collateral agent or separate collateral agents of all or any part of the Collateral and to vest in such Person or Persons, in such capacity, such title to the Collateral or any part thereof, and such rights, powers, duties or obligations as the Collateral Agent may consider necessary or desirable, subject to the other provisions of this SECTION 27.

          (b) Unless otherwise provided in the instrument appointing such co-collateral agent or separate collateral agent, every co-collateral agent or separate collateral agent shall, to the extent permitted by law, be appointed subject to the following terms, namely:

          (i) All rights, powers, duties and obligations under this Security Agreement conferred upon the Collateral Agent in respect of the custody, control or management of the Collateral, shall be exercised solely by the Collateral Agent;

          (ii) All rights, powers, duties and obligations conferred or imposed upon the collateral agents shall be conferred or imposed upon and exercised or performed by the Collateral Agent, or by the Collateral Agent and such co-collateral agent or co-collateral agents, or separate collateral agent or separate collateral agents jointly, except to the extent that, under the law of any jurisdiction in which any particular act or acts are to be performed, the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such act or acts shall be performed by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents;

          (iii) Any request in writing by the Collateral Agent to any co-collateral agent or separate collateral agent to take or to refrain from taking any action hereunder shall be sufficient warrant for the taking, or the refraining from taking, of such action by such co-collateral agent or separate collateral agent;

          (iv) Any co-collateral agent or separate collateral agent to the extent permitted by law may delegate to the Collateral Agent the exercise of any right, power, duty or obligation, discretionary or otherwise;

          (v) The Collateral Agent at any time, by an instrument in writing, may accept the resignation of, or remove, any co-collateral agent or separate collateral agent appointed under this SECTION 27. A successor to any co-collateral agent or separate collateral agent so resigned or removed may be appointed in the manner provided in this SECTION 27;

          (vi) No collateral agent hereunder shall be personally liable by reason of any act or omission of any other collateral agent hereunder;

          (vii) Any demand, request, direction, appointment, removal, notice, consent, waiver or other action in writing delivered to the Collateral Agent shall be deemed to have been delivered to each such co-collateral agent or separate collateral agent; and

          (viii) Any Collateral received by any such co-collateral agent or separate collateral agent hereunder shall forthwith, so far as may be permitted by law, be turned over to the Collateral Agent to be held pursuant to the terms hereof.

          (c) Upon the acceptance in writing of such appointment by any such co-collateral agent or separate collateral agent, it or he shall be vested with the estate, right, title and interest in the Collateral, or any portion thereof, and with such rights, powers, duties, trusts or obligations, jointly or separately with the Collateral Agent, all as shall be specified in the instrument of appointment, subject to all the terms hereof.

          (d) In case any co-collateral agent or separate collateral agent shall become incapable of acting, resign or be removed, the right, title and interest in the Collateral and all rights, powers, duties and obligations of said co-collateral agent or separate collateral agent shall, so far as permitted by law, vest in and be exercised by the Collateral Agent unless and until a successor co-collateral agent or separate collateral agent shall be appointed pursuant to this SECTION 27.

          28. AMENDMENT. No amendment of any provision of this Security Agreement shall be effective unless the same shall be in writing and signed by or on behalf of the Grantors and the Collateral Agent.

          29. ENGLISH LANGUAGE. Any translation of this Security Agreement into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Security Agreement shall be in the English language, or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes hereof.

          30. EFFECTIVE DATE. Notwithstanding anything herein to the contrary, each of the parties hereto acknowledges and agrees that this Agreement shall be effective for all purposes, and shall have been deemed to have been continuously in effect, on and as of May 16, 2002, PROVIDED, HOWEVER, that to the extent the representations and warranties, covenants and other agreements contained herein are given by or apply to FLAG Telecom Taiwan, each shall be effective for all purposes on and as of, and the covenants and other agreements shall be deemed to have been continuously in effect from, September 30, 2002.

                                  [END OF TEXT]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                            FLAG ASIA LIMITED

                                            By:
                                               ---------------------------------

                                            Name: Kees van Ophem

                                            Title: Assistant Secretary


                                            FLAG TELECOM ASIA LIMITED

                                            By:
                                               ---------------------------------

                                            Name: Owen Best

                                            Title: Director


                                            FLAG TELECOM JAPAN LIMITED

                                            By:
                                               ---------------------------------

                                            Name: Hiroshi Shibata

                                            Title: Director


                                            FLAG TELECOM TAIWAN LIMITED

                                            By:
                                               ---------------------------------

                                            Name: Kees van Ophem

                                            Title: Assistant Secretary

                                            WILMINGTON TRUST COMPANY,
                                              AS COLLATERAL AGENT

                                            By:
                                               ---------------------------------

                                            Name:
                                                 -------------------------------

                                            Title:
                                                  ------------------------------

                                   SCHEDULE I
                                       to
                               SECURITY AGREEMENT

                              FILING JURISDICTIONS

                                Washington, D.C.

                                   SCHEDULE II
                                       to
                               SECURITY AGREEMENT

                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                        AND RECORDS CONCERNING COLLATERAL

FLAG ASIA LIMITED

I.   Grantor's official name: FLAG Asia Limited

II.  Type of entity: corporation

III. Organizational identification number issued by Grantor's jurisdiction of incorporation: 28214

IV.  Jurisdiction of Incorporation or Organization: Bermuda

V.   Registered Office: Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda

VI. Location of Collateral: Korea Pusan Landing Station: FNAL Room, 433-1, Songjeong-Dong, Haeundae-Ku, Pusan, 612-040, Korea

VII. Locations of Records Concerning Collateral: Sovereign Court, 635 Sipson Road, West Drayton, Middlesex UB7 OJE, England (Attention: David Joyce)

FLAG TELECOM ASIA LIMITED

I.   Grantor's official name: FLAG telecom Asia Limited

II.  Type of entity : corporation

III. Organizational identification number issued by Grantor's jurisdiction of incorporation: 645513

IV.  Jurisdiction of Incorporation or Organization: Hong Kong

V. Registered Office: 6601-03, 66/F, The Center, 99 Queen's Road, Central Hong Kong

VI. Location of Collateral: Hong Kong Tong Fuk Landing Station: Lot 591SA in DD328, Tong Fuk, South Lantau, Hong Kong

VII. Locations of Records Concerning Collateral: 6601-03, 66/F, The Center, 99 Queen's Road, Central Hong Kong (Attention: Cindy Fu)

FLAG TELECOM JAPAN LIMITED

I.   Grantor's official name: FLAG Telecom Japan Limited

II.  Type of entity: corporation

III. Organizational identification number issued by Grantor's jurisdiction of incorporation: 0199-01-067692

IV.  Jurisdiction of Incorporation or Organization: Japan

V. Registered Office: Izumi Kojimachi Building, 5/F, 10-Kojimachi 1-chome, Chiyoda-Ku, Tokyo 102-0083, Japan

VI. Location of Collateral: Japan Wada Landing Station: 1478, Aza-Taritawara, Kaihotsu, Wada-cho, Awa-gun, Chiba-ken, Japan

VII. Locations of Records Concerning Collateral: Izumi Kojimachi Building, 5/F, 10-Kojimachi 1-chome, Chiyoda-Ku, Tokyo 102-0083, Japan (Attention: Hiroshi Shibatao)

FLAG TELECOM TAIWAN LIMITED

I.   Grantor's official name: FLAG Telecom Taiwan Limited

II.  Type of entity: corporation

III. Organizational identification number issued by Grantor's jurisdiction of incorporation: 80342388

IV.  Jurisdiction of Incorporation or Organization: Taiwan

V.   Registered Office: No. 200, Sec. 1, Keelung Road, Taipei, Taiwan, ROC

VI. Location of Collateral: Taiwan TouCheng Landing Station: No.250, Ji-Xiang Rd, Toucheng, Ilan Hsian 261, Taiwan, R.O.C. The postcode is "261"

VII. Locations of Records Concerning Collateral: No. 200, Sec. 1, Keelung Road, Taipei, Taiwan, ROC (Attention: Eric Yih)

                                    EXHIBIT A

                                POWER OF ATTORNEY

          This Power of Attorney is executed and delivered by ______________________________, a ___________________________ corporation
("Grantor") to Wilmington Trust Company, a Delaware banking corporation (hereinafter referred to as "Attorney"), under the Security Agreement, dated as of October __, 2002, and other related documents, (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required (including in respect of clauses (d) and (e) in the next succeeding paragraph) to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney's written consent.

          Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents with respect to the Collateral and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor (other than in connection with a change of address as specified in clause (a), as to which Attorney shall use commercially reasonable efforts to give Grantor concurrent notice thereof provided that failure to do so will not affect Attorney's rights hereunder), and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor which constitutes Collateral; (b) effect any repairs to any asset of Grantor which constitutes Collateral, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies, in each case, with respect to the Collateral; (c) pay or discharge any taxes, liens, Security Interests, or other encumbrances levied or placed on or threatened against Grantor or its property, in each case, with respect to the Collateral; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate, provided that in connection with the foregoing (i) Attorney shall act in a manner consistent with the terms of the Loan Documents to the extent explicitly covered thereby and (ii) any such act shall be with respect to the Collateral;
(e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property provided, in the case of any such claim, litigation, suit or proceeding relating to product liability insurance, (i) Attorney shall act in a manner consistent with the terms of the Loan Documents to the extent explicitly covered thereby; to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Attorney may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i) execute, in connection with any sale provided for in any Loan Document with respect to the Collateral, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon the Collateral, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this _____________ day of ______________________.

                                            [         GRANTOR           ]

                                            By:
                                               -------------------------
                                            Name:
                                                 -----------------------
                                            Title:
                                                  ----------------------

                            NOTARY PUBLIC CERTIFICATE

          On this _____ day of ______________, 2002, [officer's name] who is personally known to me appeared before me in his/her capacity as the [title] of [Grantor] ("GRANTOR") and executed on behalf of Grantor the Power of Attorney in favor of Wilmington Trust Company to which this Certificate is attached.


                                            ----------------------------
                                            Notary Public

EXHIBIT B

                        COUNTERPART TO SECURITY AGREEMENT

          This counterpart, dated _____________,200__, is delivered pursuant to
SECTION 25 of that certain Security Agreement dated as of October __, 2002 (as from time to time amended, modified or supplemented, the "SECURITY AGREEMENT"; the terms defined therein and not otherwise defined herein being used as therein defined), among the Debtor/Payor, the other Grantors and Wilmington Trust Company. The undersigned hereby agrees (i) that this counterpart may be attached to the Security Agreement, and (ii) that the undersigned will comply with and be subject to, including representations and warranties, all the terms and conditions of the Security Agreement as if it were an original signatory thereto.

                                            [NAME OF ADDITIONAL GRANTOR]


                                            By:
                                               -------------------------
                                               Name:
                                               Title: